Exhibit 99.(14)

CONSENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment to Registration Statement No. 333-153022 on Form N-6 of our report dated February 28, 2024, relating to the financial statements and financial highlights of Pacific Select Exec Separate Account of Pacific Life Insurance Company comprised of Core Income Class I, Core Income Class P, Diversified Bond Class I, Diversified Bond Class P, Floating Rate Income Class I, Floating Rate Income Class P, High Yield Bond Class I, High Yield Bond Class P, Inflation Managed Class I, Inflation Managed Class P, Intermediate Bond Class P, Managed Bond Class I, Managed Bond Class P, Short Duration Bond Class I, Short Duration Bond Class P, Emerging Markets Debt Class I, Emerging Markets Debt Class P, Dividend Growth Class I, Dividend Growth Class P, Equity Index Class I, Equity Index Class P, Focused Growth Class I, Growth Class I, Growth Class P, Hedged Equity Class P, Large-Cap Core Class I, Large-Cap Core Class P, Large-Cap Growth Class I, Large-Cap Growth Class P, Large-Cap Value Class I, Large-Cap Value Class P, Mid-Cap Equity Class I, Mid-Cap Growth Class I, Mid-Cap Growth Class P, Mid-Cap Value Class I, Mid-Cap Value Class P, Small-Cap Equity Class I, Small-Cap Equity Class P, Small-Cap Growth Class I, Small-Cap Index Class I, Small-Cap Index Class P, Small-Cap Value Class I, Small-Cap Value Class P, Value Class I, Value Class P, Value Advantage Class I, Value Advantage Class P, Emerging Markets Class I, Emerging Markets Class P, International Growth Class P, International Large-Cap Class I, International Large-Cap Class P, International Small-Cap Class I, International Small-Cap Class P, International Value Class I, Health Sciences Class I, Health Sciences Class P, Real Estate Class I, Real Estate Class P, Technology Class I, Technology Class P, ESG Diversified Class P, ESG Diversified Growth Class P, PSF Avantis Balanced Allocation Class D, PSF Avantis Balanced Allocation Class P, Pacific Dynamix - Conservative Growth Class I, Pacific Dynamix - Conservative Growth Class P, Pacific Dynamix - Moderate Growth Class I, Pacific Dynamix - Moderate Growth Class P, Pacific Dynamix - Growth Class I, Pacific Dynamix - Growth Class P, Portfolio Optimization Conservative Class I, Portfolio Optimization Conservative Class P, Portfolio Optimization Moderate-Conservative Class I, Portfolio Optimization Moderate-Conservative Class P, Portfolio Optimization Moderate Class I, Portfolio Optimization Moderate Class P, Portfolio Optimization Growth Class I, Portfolio Optimization Growth Class P, Portfolio Optimization Aggressive-Growth Class I, Portfolio Optimization Aggressive-Growth Class P, Invesco® V.I. Discovery Mid Cap Growth Series I, Invesco® V.I. EQV International Equity Series I, Invesco® V.I. EQV International Equity Series II, Invesco® V.I. Global Series I, Invesco® V.I. Global Series II, Invesco® V.I. Main Street Small Cap Fund® Series I, American Century Inflation Protection Class I, American Century VP Mid Cap Value Class I, American Century VP Mid Cap Value Class II, American Funds IS American High-Income Trust Class 2, American Funds IS Asset Allocation Class 2, American Funds IS Asset Allocation Class 4, American Funds IS Capital World Bond Class 2, American Funds IS Growth Class 2, American Funds IS Growth Class 4, American Funds IS Growth-Income Class 2, American Funds IS Growth-Income Class 4, American Funds IS International Class 2, American Funds IS New World Fund® Class 2, BlackRock® 60/40 Target Allocation ETF V.I. Class I, BlackRock® Basic Value V.I. Class III, BlackRock® Global Allocation V.I. Class I, BlackRock® Global Allocation V.I. Class III, BNY Mellon VIF Appreciation Service Shares, DFA VA International Small Institutional Class, DFA VA International Value Institutional Class, DFA VA Short-Term Fixed Institutional Class, DFA VA US Large Value Institutional Class, DFA VA US Targeted Value Institutional Class, Fidelity® VIP Bond Index Initial Class, Fidelity® VIP Bond Index Service Class 2, Fidelity® VIP Contrafund® Initial Class,

Fidelity® VIP Contrafund® Service Class 2, Fidelity® VIP Freedom 2010 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2015 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2020 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2025 PortfolioSM Initial Class, Fidelity® VIP Freedom 2025 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2030 PortfolioSM Initial Class, Fidelity® VIP Freedom 2030 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2035 PortfolioSM Initial Class, Fidelity® VIP Freedom 2035 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2045 PortfolioSM Initial Class, Fidelity® VIP Freedom 2045 PortfolioSM Service Class 2, Fidelity® VIP Freedom 2055 PortfolioSM Initial Class, Fidelity® VIP Freedom Income PortfolioSM Initial Class, Fidelity® VIP Freedom Income PortfolioSM Service Class 2, Fidelity® VIP Government Money Market Service Class, Fidelity® VIP Growth Initial Class, Fidelity® VIP Growth Service Class 2, Fidelity® VIP International Index Initial Class, Fidelity® VIP International Index Service Class 2, Fidelity® VIP Mid Cap Initial Class, Fidelity® VIP Mid Cap Service Class 2, Fidelity® VIP Total Market Index Initial Class, Fidelity® VIP Total Market Index Service Class 2, Fidelity® VIP Value Strategies Service Class 2, Templeton Foreign VIP Class 1, Templeton Foreign VIP Class 2, Templeton Global Bond VIP Class 1, Templeton Global Bond VIP Class 2, Goldman Sachs VIT Multi-Strategy Alternatives Institutional Shares, Janus Henderson Enterprise Institutional Shares, Janus Henderson Enterprise Service Shares, Janus Henderson Overseas Institutional Shares, Janus Henderson Overseas Service Shares, Lazard Retirement Global Dynamic Multi-Asset Investor Shares, Lazard Retirement Global Dynamic Multi-Asset Service Shares, Lazard Retirement International Equity Service Shares, ClearBridge Variable Aggressive Growth - Class I, ClearBridge Variable Aggressive Growth - Class II, ClearBridge Variable Mid Cap - Class I, ClearBridge Variable Mid Cap - Class II, ClearBridge Variable Small Cap Growth - Class I, Western Asset Variable Global High Yield Bond - Class I, Western Asset Variable Global High Yield Bond - Class II, Lord Abbett Bond Debenture Class VC, Lord Abbett Developing Growth Class VC, Lord Abbett Fundamental Equity Class VC, Lord Abbett Total Return Class VC, M Capital Appreciation, M International Equity, M Large Cap Growth, M Large Cap Value, MFS® New Discovery Series - Initial Class, MFS® New Discovery Series - Service Class, MFS® Total Return Series - Initial Class, MFS® Utilities Series - Initial Class, MFS® Utilities Series - Service Class, MFS® Value Series - Initial Class, MFS® Value Series - Service Class, MFS® Government Securities - Initial Class, MFS® Research International - Initial Class, MFS® Blended Research® Small Cap Equity - Initial Class, MFS® Global Real Estate - Initial Class, Neuberger Berman Sustainable Equity Class I, PIMCO CommodityRealReturn® Strategy - Institutional Class, PIMCO Global Managed Asset Allocation - Advisor Class, PIMCO Global Managed Asset Allocation - Institutional Class, PIMCO Income - Administrative Class, Royce Micro-Cap Service Class, State Street Total Return V.I.S. Class 3, T. Rowe Price Blue Chip Growth - I, T. Rowe Price Blue Chip Growth - II, T. Rowe Price Equity Income - I, T. Rowe Price Equity Income - II, VanEck VIP Global Resources Initial Class, Vanguard® VIF Global Bond Index , Vanguard® VIF High Yield Bond, Vanguard® VIF Mid-Cap Index, Vanguard® VIF Real Estate Index, Vanguard® VIF Total Bond Market Index and Vanguard® VIF Total Stock Market Index, appearing in the Statement of Additional Information, which are incorporated by reference in such Registration Statement, and to the reference to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California
October 16, 2024

CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Post-Effective Amendment to the Registration Statement No. 333-153022 on Form N-6 of our report dated March 19, 2024 related to the statutory-basis financial statements of Pacific Life Insurance Company as of December 31, 2023 and 2022, and for each of the three years in the period ended December 31, 2023, appearing in the Statement of Additional Information, which is incorporated by reference in such Registration Statement, and to the references to us under the heading "Independent Registered Public Accounting Firm and Independent Auditors" in the Statement of Additional Information, which is incorporated by reference in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

October 16, 2024